UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2016

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02              Unregistered Sales of Equity Securities.

As previously disclosed, on March 18, 2013, AmerisourceBergen Corporation (the “Company”) issued warrants to purchase an aggregate of 22,696,912 shares of the Company’s common stock (“Common Stock”) to affiliates of Walgreens Boots Alliance, Inc. (“WBA”) pursuant to the terms of Warrant 1A and Warrant 1B, which were filed as Exhibit 4.1 and Exhibit 4.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2013.

Warrant 1A and Warrant 1B and the shares of Common Stock issuable upon exercise thereof are subject to the terms of the Framework Agreement, dated as of March 18, 2013 (the “Framework Agreement”), between the Company and WBA (as successor in interest to Walgreen Co. and Alliance Boots GmbH) and the Shareholders Agreement, dated as of March 18, 2013 (the “Shareholders Agreement”), between the Company and WBA (as successor in interest to Walgreen Co. and Alliance Boots GmbH).  The Framework Agreement and the Shareholders Agreement were filed as Exhibit 10.1 and Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2013.

Warrant 1A and Warrant 1B became exercisable beginning on March 18, 2016 at an exercise price of $51.50 per share of Common Stock.

On March 18, 2016, Walgreens Boots Alliance Holdings LLC (“WBA Holdings”), the holder of Warrant 1A and Warrant 1B, exercised in full Warrant 1A and Warrant 1B.  Upon exercise, WBA Holdings paid $1,168,890,968 to the Company, and the Company issued 22,696,912 shares of Common Stock to WBA Holdings.

Based on the number of shares of Common Stock outstanding as of March 16, 2016, after giving effect to the issuance of shares of Common Stock upon exercise in full of Warrant 1A and Warrant 1B, the Company would have had 225,424,994 shares of Common Stock outstanding on such date.

The issuance of Common Stock pursuant to the exercise of Warrant 1A and Warrant 1B has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

March 18, 2016	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Executive Vice President and Chief Financial Officer